SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 22, 1999


MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated July 1, 1999, which forms the trust , which will issue the Merrill Lynch Mortgage Investors Inc. Mortgage Loan Asset Backed Certificates, Series 1999-NC1).


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-81429-01                 13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 10
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1999-NC1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LP, as servicer, and The Chase Manhattan Bank, as trustee. On November 22, 1999 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 22, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    November 26, 1999            By:  /s/ Kimberly Costa
                                        Kimberly Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         November 22, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on November 22, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.  SERIES 1999-NC1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  NOVEMBER 22, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    1

-----------------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                       CURRENT
        FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE           PRINCIPAL       INTEREST       TOTAL       LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
T11    109,115,000.00  105,099,736.32   1,166,571.84     903,389.86    2,069,961.70        0.00         0.00       103,933,164.48
T12     10,006,000.00   10,006,000.00           0.00      86,007.06       86,007.06        0.00         0.00        10,006,000.00
T13      6,084,000.00    6,084,000.00           0.00      34,546.49       34,546.49        0.00         0.00         6,084,000.00
T14      5,408,000.00    5,408,000.00           0.00           0.00            0.00        0.00         0.00         5,408,000.00
T15      4,598,506.00    4,598,506.37           0.00           0.00            0.00        0.00         0.00         4,598,506.37
R1               0.00            0.00           0.00           0.00            0.00        0.00         0.00                 0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 135,211,506.00  131,196,242.69   1,166,571.84   1,023,943.41    2,190,515.25        0.00         0.00       130,029,670.85
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------     ----------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

             PRIOR                                                   CURRENT                                  CURRENT
            PRINCIPAL                                                PRINCIPAL                                PASS-THRU
CLASS        FACTOR       PRINCIPAL      INTEREST      TOTAL         FACTOR                    CLASS          RATE

--------------------------------------------------------------------------------     ----------------------------------------------
T11      963.20154259    10.69121422    8.27924538   18.97045961   952.51032837                T11            9.239016 %
T12    1,000.00000000     0.00000000    8.59554867    8.59554867 1,000.00000000                T12            9.239016 %
T13    1,000.00000000     0.00000000    5.67825279    5.67825279 1,000.00000000                T13            9.239016 %
T14    1,000.00000000     0.00000000    0.00000000    0.00000000 1,000.00000000                T14            9.239016 %
T15    1,000.00008046     0.00000000    0.00000000    0.00000000 1,000.00008046                T15            9.239016 %
--------------------------------------------------------------------------------     ----------------------------------------------
TOTALS   970.30383413     8.62775569    7.57290145   16.20065714   961.67607844
--------------------------------------------------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              Tel: (212)946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION






-----------------------------------------------------------------------------------------------------------------------------------
                              MERRILL LYNCH MORTGAGE INVESTORS, INC. SERIES 1999-NC1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  NOVEMBER 22, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    2

-----------------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                       CURRENT
        FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE           PRINCIPAL       INTEREST       TOTAL       LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A      109,115,000.00  105,099,736.32   1,166,571.84      556,612.58   1,723,184.42       0.00         0.00      103,933,164.48
M1      10,006,000.00   10,006,000.00           0.00       54,826.63      54,826.63       0.00         0.00       10,006,000.00
M2       6,084,000.00    6,084,000.00           0.00       36,013.48      36,013.48       0.00         0.00        6,084,000.00
B        5,408,000.00    5,408,000.00           0.00       41,183.05      41,183.05       0.00         0.00        5,408,000.00
BB       9,750,000.00    8,823,913.53     276,481.58       58,826.09     335,307.67       0.00         0.00        8,547,431.95
X        4,597,191.20    4,597,191.20           0.00            0.00           0.00       0.00         0.00        4,597,191.20
R2               0.00            0.00           0.00            0.00           0.00       0.00         0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 144,960,191.20  140,018,841.05   1,443,053.42      747,461.83   2,190,515.25       0.00         0.00      138,575,787.63
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------     ----------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

             PRIOR                                                   CURRENT                                  CURRENT
            PRINCIPAL                                                PRINCIPAL                                PASS-THRU
CLASS        FACTOR       PRINCIPAL      INTEREST      TOTAL         FACTOR                    CLASS          RATE

--------------------------------------------------------------------------------     ----------------------------------------------
A         963.20154259    10.69121422     5.10115548  15.79236970   952.51032837                A            5.777500 %
M1      1,000.00000000     0.00000000     5.47937537   5.47937537 1,000.00000000                M1           5.977500 %
M2      1,000.00000000     0.00000000     5.91937541   5.91937541 1,000.00000000                M2           6.457500 %
B       1,000.00000000     0.00000000     7.61520895   7.61520895 1,000.00000000                B            8.307500 %
BB        905.01677231    28.35708513     6.03344513  34.39053026   876.65968718                BB           8.000000 %
X       1,000.00000000     0.00000000     0.00000000   0.00000000 1,000.00000000                X            0.000000 %
--------------------------------------------------------------------------------     ----------------------------------------------
TOTALS    965.91236457     9.95482558     5.15632481  15.11115039   955.95753898
--------------------------------------------------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              Tel: (212)946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION






 ----------------------------------------------------------------------------------------------------------------------------------
                              MERRILL LYNCH MORTGAGE INVESTORS, INC. SERIES 1999-NC1
                                                 NOVEMBER 22, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    3


Sec.4.02(2)  Class A Interest Carry Forward Amount                                                                         0.00

Class A Basis Risk Shortfall                                                                                               0.00
Sec. 4.02(4) Class M1 Interest Carry Forward Amount                                                                        0.00

Class M1 Basis Risk Shortfall                                                                                              0.00

Sec. 4.02(5) Class M1  Unpaid Realized Loss Amount                                                                         0.00

Sec. 4.02(6) Class M1  Applied Realized Loss Amount                                                                        0.00

Sec. 4.02(7) Class M1  Applied Realized Loss Amortization Amount                                                           0.00

Sec. 4.02(9) Class M2  Interest Carry Forward Amount                                                                       0.00
Class M2 Basis Risk Shortfall                                                                                              0.00

Sec. 4.02(10) Class M2  Unpaid Realized Loss Amount                                                                        0.00

Sec. 4.02(11) Class M2  Applied Realized Loss Amount                                                                       0.00

Sec. 4.02(12) Class M2  Applied Realized Loss Amortization Amount                                                          0.00

Sec. 4.02(14) Class B Interest Carry Forward Amount                                                                        0.00
Class B Basis Risk Shortfall                                                                                               0.00

Sec. 4.02(15) Class B Unpaid Realized Loss Amount                                                                          0.00

Sec. 4.02(17) Class B Applied Realized Loss Amortization Amount                                                            0.00

Sec. 4.02 Class X Distributable Amount                                                                                     0.00

Sec. 4.02(21) Interest Remittance Amount                                                                           1,028,060.03

Sec. 4.02(22) Principal Remittance Amount                                                                          1,166,571.84

Sec. 4.02(23) Monthly Excess Cashflow Amount                                                                         338,057.67

Sec. 4.02(24) Extra Principal Distribution Flow Amount                                                                     0.00

Sec. 4.02(25) Monthly Excess Interest Amount                                                                         338,057.67

Sec. 4.02(26) Targeted O/C Amount                                                                                  4,597,191.20

Sec. 4.02(27) O/C Amount                                                                                           4,598,506.37

Sec. 4.02(28) O/C Deficiency Amount                                                                                        0.00



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

----------------------------------------------------------------------------------------------------------------------------------
                             MERRILL LYNCH MORTGAGE INVESTORS, INC. SERIES 1999-NC1
                                                NOVEMBER 22, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    4



Sec. 4.02(29)  O/C Release Amount                                                                                       0.00

Sec. 4.02(30)  Servicing Compensation                                                                                   0.00

Sec. 4.02(31)  Current Advances                                                                                   803,667.94

Sec. 4.02(33)  Collateral Balance                                                                             130,029,670.85
Ending Number of Loans                                                                                              1,155.00
Weighted Average Term to Maturity                                                                                     352.30
Weighted Average Mortgage Rate                                                                                          9.74%


Sec. 4.02(34) Loans Delinquent

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------

                 0-30 days           151         16,302,894.52              12.54 %
                31-60 days            59          5,392,459.69               4.15 %
                61-90 days            23          2,427,696.88               1.87 %
                91 +  days             0                  0.00               0.00 %
                  Total              233         24,123,051.09              18.56 %
                 --------------------------------------------------------------------


Sec. 4.02(34) Loans in Foreclosure
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  15              1,299,478.45               1.00 %
                              -------------------------------------------------------


Sec. 4.02(34) Loans in Bankruptcy
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   1              42,731.95                   0.03 %
                              -------------------------------------------------------


Sec. 4.02(35) Loans in REO
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------

Book Value of REO Properties                                                                                            0.00

Sec. 4.02(37)  Prepayment Penalties                                                                                17,956.43

Sec. 4.02(38)  Prinicpal Prepayments                                                                            1,098,855.20

Sec. 4.02(39)  Current Realized Losses                                                                                  0.00

Sec. 4.02(40)  Extraordinary Trust Fund Expenses                                                                        0.00

Sec. 4.02(43)  Prepayment Interest Shortfalls                                                                           0.00

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

----------------------------------------------------------------------------------------------------------------------------------
                              MERRILL LYNCH MORTGAGE INVESTORS, INC. SERIES 1999-NC1
                                                 NOVEMBER 22, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    5


Sec.4.02(44)   Relief Act Shortfall                                                                                     0.00

Sec. 4.02(46)  Rolling Three Month Delinquency Pct                                                                      0.06%

Sec. 4.02(47)  Substitution Principal Amount                                                                            0.00

Sec. 4.02(48)  Has The Master Servicing Termination Trigger Occurred                                                      NO

Sec. 4.02      Repurchased Principal Amount                                                                             0.00

Sec. 4.02      Liquidation Proceeds                                                                                     0.00

Principal Distribution Amount                                                                                   1,166,571.84
Interest Distribution Amount                                                                                      688,635.73
Curtailments                                                                                                        2,645.23
Servicing Fee                                                                                                      54,665.10
Special Servicing Fee                                                                                               2,750.00
Trustee Fee                                                                                                         1,366.63

Sec. 4.02(49)  Beginning Balance of Basis Risk Reserve Fund                                                             0.00
Sec. 4.02(50)  Required Reserve Fund Deposit                                                                        5,000.00
Sec. 4.02(51)  Deposits to The Basis Reserve Fund                                                                 335,307.67
Sec. 4.02(51)  Withdrawals from the Basis Reserve Fund                                                            335,307.67
Sec. 4.02(52)  Ending Balance of the Basis Risk Reserve Fund                                                            0.00

Sec. 4.02      Required Reserve Fund Balance                                                                        5,000.00


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
